SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials

                     COMMUNITY BANK SHARES OF INDIANA, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                                   ----------

                             101 West Spring Street
                              New Albany, IN 47150

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                  URGENT REMINDER - YOUR VOTE IS VERY IMPORTANT
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                                                                  April 28, 2005

Dear Fellow Shareholder:

You have previously received proxy material in connection with the Annual Meeting of Stockholders of Community Bank Shares of Indiana to be held on Tuesday, May 17th, 2005. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

Community Bank Shares of Indiana would appreciate your immediate attention to the enclosed shareholder meeting information.

Currently, no vote has been taken with respect to Proposal #2: The approval of Amendments to and the restatement of the Articles of Incorporation of the Company. The vote required for approval of Proposal #2 is an affirmative vote of 2/3rds of all shares outstanding. If you do not vote with respect to Proposal #2 your failure to vote will have the effect of a vote AGAINST this proposal. The Board of Directors recommends in Favor of all proposals.

Regardless of the number of shares you own, it is important they be represented at the meeting. Your vote matters to us and we need your support.

Please follow the instructions on the enclosed proxy voting form to cast your ballot.

Since time remaining is short, we urge you to please vote using one of the following methods:

o Sign the proxy and fax it back to c/o The Altman Group at 201-460-0050, where The Altman Group will expedite your vote and confirm that it is cast.

o Sign the proxy card and mail it back in the enclosed postage-paid envelope prior to the meeting date.

Thank you in advance for your support.


James D. Rickard
President and Chief Executive Officer

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                     IF YOU HAVE RECENTLY MAILED YOUR PROXY,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.
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